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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 29, 2004


                                  iVillage Inc.
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               (Exact name of registrant as specified in charter)



            Delaware                        000-25469             13-3845162
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         (State or other            (Commission File         (IRS Employer
 jurisdiction of incorporation)        Number)             Identification No.)





   500 Seventh Avenue, New York, New York                    10018
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  (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code:  (212) 600-6000


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 7.    Financial Statements and Exhibits.

           (c)  Exhibits

                99.1     Press Release issued April 29, 2004 by iVillage Inc.


Item 12.   Results of Operations and Financial Condition.

           On April 29, 2004, iVillage issued a press release announcing its financial results for the three month period ended March 31, 2004 and certain other information. A copy of iVillage's press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and is incorporated by reference into this Item 12.

           The information in this Item 12 and the Exhibit attached hereto is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

           The attached press release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles, or "GAAP". In order to fully assess iVillage's financial operating results, management believes that certain non-GAAP financial information is of interest to investors because this information provides additional methods of evaluating iVillage's performance from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges do not meet the GAAP definition of unusual non-recurring items. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, iVillage has provided within the press release a presentation of the nearest comparable GAAP financial measures and a reconciliation of the differences between the GAAP and non-GAAP financial measures presented.

           To supplement iVillage's consolidated financial statements presented in accordance with GAAP, management uses non-GAAP measures of operating results and net income, which are adjusted from results based on GAAP to exclude certain expenses and other items. These non-GAAP adjustments are provided to enhance the user's overall understanding of iVillage's current financial performance and prospects for the future. Specifically, management believes the non-GAAP financial measures provide useful information to both management and investors by excluding certain expenses that are not indicative of iVillage's core operating results. In addition, since iVillage has historically reported non-GAAP results to the investment community, management believes the inclusion of non-GAAP financial measures provides consistency in iVillage's financial reporting. Further, these non-GAAP financial measures are one of the primary indicators management uses for planning and forecasting in future periods as well as for executive compensation. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                  IVILLAGE INC.
                                  (Registrant)

Date:  April 29, 2004             By:  /s/ Scott Levine
                                       -----------------
                                       Scott Levine
                                       Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibits
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99.1     Press Release issued April 29, 2004 by iVillage Inc.